Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events

37. Subsequent events

Adjusting events after the reporting period

Debt restructuring request of an emerging market customer

In February 2021, one of the Group’s emerging market customers commenced negotiations to renegotiate its debt with the aim of avoiding insolvency. Although this event occurred after the reporting period, it confirms that the customer was credit-impaired as of December 31, 2020. As a result, the Group recognized an increase in the allowance for expected credit loss for loans extended to the customer of EUR 58 million in financial expenses. The Group also concluded that the collectability of consideration due from the customer is no longer probable resulting in adjustments in net sales, cost of sales and other operating expenses totaling EUR 34 million.

Non-adjusting events after the reporting period

Changes in organizational structure

In relation to its strategy review, Nokia adopted on January 1, 2021, a new operating model designed to better position the company for changing markets and align with customer needs. The new operating model includes four reportable segments aligned with customer buying behavior: (i) Mobile Networks, (ii) Network Infrastructure, (iii) Cloud and Network Services and (iv) Nokia Technologies. In addition, segment-level information for Group Common and Other is presented. The new operating model is optimized for better accountability and transparency, increased simplicity and improved cost-efficiency.

Bond redemption

In January 2021, Nokia exercised its issuer call option to redeem 1.00% Senior Notes due March 2021 for the full amount of EUR 350 million. The redemption date for the notes was February 15, 2021.